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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 10, 2005

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (Exact name of registrant as specified in its charter)


          Delaware                    333-113636               20-0842986
          --------                    ----------               ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)


        383 Madison Avenue
        New York, New York                                        10179
        ------------------                                        -----
(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code, is (212) 272-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.        Other Events
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Description of the Mortgage Pool

         Bear Stearns Asset Backed Securities I LLC (the "Registrant") plans a series of certificates, entitled Bear Stearns Asset Backed Securities I Trust 2005-HE2 Asset-Backed Certificates, Series 2005-HE2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of February 1, 2005, among Bear Stearns Asset Backed Securities I LLC as depositor, EMC Mortgage Corporation, as seller and master servicer and LaSalle Bank National Association, as trustee. The Certificates to be designated as the Series 2005-HE2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of fixed and adjustable rate mortgage loans secured by first and second liens on one- to four-family residential properties.

Collateral Term Sheets

         Bear, Stearns & Co. Inc. ("Bear Stearns") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by Bear Stearns. The Collateral Term Sheets were prepared by Bear Stearns at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.





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Item 9.01.        Financial Statements and Exhibits
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                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits


EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
   99.1 Collateral Term Sheets (as defined in Item 5) that have been provided by Bear Stearns to certain prospective purchasers of Bear Stearns Asset Backed Securities I Trust 2005-HE2, Asset-Backed
                  Certificates, Series 2005-HE2.





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                            BEAR STEARNS ASSET BACKED
                                            SECURITIES I LLC


                                            By: /s/ Baron Silverstein
                                               ---------------------------
                                            Name:  Baron Silverstein
                                            Title: Vice President


Dated: February 10, 2005

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                                Index to Exhibits
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                                                                  SEQUENTIALLY
EXHIBIT NO.                      DESCRIPTION                      NUMBERED PAGE
-----------                      -----------                      -------------
   99.1          Collateral Term Sheets (as defined in Item             P
                 5) that have been provided by Bear Stearns to certain prospective purchasers of Bear
                 Stearns Asset Backed Securities I Trust
                 2005-HE2, Asset-Backed Certificates, Series
                 2005-HE2.

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                                  EXHIBIT 99.1

                                 FILED BY PAPER